UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 21, 2014

INSIGNIA SYSTEMS, INC.

(Exact name of registrant as specified in its chapter)

Minnesota	1-13471	41-1656308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8799 Brooklyn Blvd., Minneapolis, Minnesota (Address of principal executive offices)	55445 (Zip Code)

Registrant’s telephone number, including area code (763) 392-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2014, Insignia Systems, Inc. (“Insignia” or the “Company”) made grants of restricted stock units to certain of its executive officers. The form of Restricted Stock Unit Agreement for grants under the Company’s 2013 Omnibus Stock and Incentive Plan is attached to this Current Report as Exhibit 10.1 and is incorporated by reference herein.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders

The 2014 Annual Meeting of Shareholders (the “Annual Meeting”) of the Company was held on May 21, 2014, in Minneapolis, Minnesota. At the Annual Meeting, there were present in person or by proxy 11,428,345 shares of the Company’s common stock, representing 88.73% of the total outstanding shares. At the Annual Meeting, the Company’s shareholders (1) elected six members of the Board of Directors of the Company; (2) approved an amendment to the Company’s 2013 Omnibus Stock and Incentive Plan to increase the number of shares reserved for issuance under the Plan from 250,00 to 900,000 shares; (3) approved, by non-binding vote, the Company’s executive compensation; and (4) ratified the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014.

The final voting results were:

1.  The following directors were elected to serve for one year, and until their successors are elected:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
David L. Boehnen	5,373,734	1,151,576	4,903,035
Edward A. Corcoran	6,224,199	301,111	4,903,035
Glen P. Dall	6,302,776	222,534	4,903,035
Reid V. MacDonald	4,234,132	2,291,178	4,903,035
Gary L. Vars	6,302,342	222,968	4,903,035
Steven R. Zenz	6,298,342	226,968	4,903,035

2.  The shareholders present in person or by proxy approved the amendment to the Company’s 2013 Omnibus Stock and Incentive Plan (the “Plan”) to increase the number of shares reserved for issuance under the Plan from 250,000 to 900,000 shares by a vote of 3,708,361 shares in favor, 1,265,961 shares against, 1,550,988 shares abstaining and 4,903,035 broker non-votes.

3.  The shareholders present in person or by proxy voted to approve, by non-binding vote, the Company’s executive compensation by a vote of 5,626,763 shares in favor, 461,160 shares against, 437,387 shares abstaining and 4,903,035 broker non-votes.

4.  The shareholders present in person or by proxy voted to ratify the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm for the year ended December 31, 2014, by a vote of 11,309,262 shares in favor, 110,709 shares against and 8,374 shares abstaining.

Item 9.01.                                        Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit
Number	Description

10.1	Form of Restricted Stock Unit Agreement for Employees under Insignia Systems, Inc. 2013 Omnibus Stock and Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insignia Systems, Inc.
(Registrant)

Date: May 28, 2014	By	/s/ John C. Gonsior
John C. Gonsior
Vice President, Finance and CFO